Exhibit 10.18(c)

NEVRO CORP.

SECOND AMENDMENT TO
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Second Amendment to Amended and Restated Stockholders’ Agreement (this “Second Amendment”), by and among Nevro Corp., a Delaware corporation (the “Corporation”), and the undersigned stockholders of the Corporation is made and entered into as of October 24, 2014, with respect to that certain Amended and Restated Stockholders’ Agreement, dated as of February 8, 2013, as amended on March 5, 2013, by and among the Corporation and those certain holders of Common Stock of the Corporation and holders of options to acquire shares of Common Stock of the Corporation listed on Schedule 1 thereto (together with any other Person who thereafter becomes party thereto pursuant to Section 11 thereof, each, individually, a “Significant Common Stockholder” and, collectively, the “Significant Common Stockholders”), and each holder of the Corporation’s Preferred Stock (as such term is defined therein) listed on Schedule 1 thereto (together with any other Person who thereafter becomes party thereto pursuant to Section 11 thereof, each, individually, an “Investor” and, collectively, the “Investors” and together collectively with the Significant Common Stockholders, the “Stockholders”) (as previously amended, the “Original Agreement”).  Capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning ascribed to them in the Original Agreement.

RECITALS

WHEREAS, the Corporation and the undersigned Stockholders desire to amend the Original Agreement in certain respects as set forth herein.

WHEREAS, pursuant to Section 13(b) of the Original Agreement and subject to certain exceptions set forth therein, the Original Agreement may be amended, and any provision therein waived, with the written consent of not less than 70% of the outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

WHEREAS, any amendment, modification or waiver effected in accordance with Section 13(b) of the Original Agreement shall be binding upon each Stockholder and the Corporation.

WHEREAS, the undersigned Stockholders hold, in the aggregate, not less than 70% of the outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

1

AGREEMENT

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments.

(A).                            The definition of “Qualified Public Offering” in Section 1(a) of the Original Agreement is hereby amended to read as follows:

“Qualified Public Offering” — a firm commitment underwritten public offering of Common Stock of the Corporation that yields net proceeds to the Corporation of not less than $50,000,000 (before deduction of underwriters commissions and expenses); provided, however, that if such offering is consummated after March 31, 2015, such offering must also be at an equivalent price per share of Common Stock of not less than 2.5 times the Series C Original Issue Price (as adjusted for any equity split, equity combination, in-kind equity distribution, recapitalization or similar transaction).

2.                                      Reference to and Effect on the Original Agreement.  On or after the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby.  No reference to this Second Amendment need be made in any instrument or document at any time referring to the Original Agreement, a reference to the Agreement, in any of such to be deemed a reference to the Original Agreement as amended hereby.

3.                                      No Other Amendments.  Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

4.                                      Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties necessary to give effect to this Second Amendment, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

5.                                      Headings.  All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Second Amendment or the Original Agreement.

6.                                      Governing Law.  This Second Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NEVRO CORP.

By:	/s/ Michael DeMane
Name: Michael DeMane
Title: Chief Executive Officer

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NOVO A/S

By:	/s/ Thomas Dyrberg MD
	Name:	Thomas Dyrberg MD
	Title:	Senior Partner

Address:		Novo Ventures
Tuborg Havnevej 19
DK-2900 Hellerup
Denmark

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Michael P. Chuisano
Name:	Michael P. Chuisano
Title:	Vice President and COO

Address:	410 George St.
New Brunswick, NJ 08901

With a Copy to:	Assistant General Counsel
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

ABERDARE VENTURES III, LP

By:	Aberdare GP III, LLC

Its:	General Partner

	By:	/s/ John H. Odden
	Name:	John H. Odden
	Title:	Manager

ABERDARE PARTNERS III, LP

By:	Aberdare GP III, LLC

Its:	General Partner

	By:	/s/ John H. Odden
	Name:	John H. Odden
	Title:	Manager

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

BAY CITY CAPITAL FUND IV, L.P.

By:	Bay City Capital Management IV LLC

Its:	General Partner

By:	Bay City Capital LLC

Its:	Manager

	By:	/s/ Carl Goldfischer, MD
	Name:	Carl Goldfischer, MD
	Title:	Manager and Managing Director

BAY CITY CAPITAL FUND IV
CO-INVESTMENT FUND, L.P.

By:	Bay City Capital Management IV LLC

Its:	General Partner

By:	Bay City Capital LLC

Its:	Manager

	By:	/s/ Carl Goldfischer, MD
	Name:	Carl Goldfischer, MD
	Title:	Manager and Managing Director

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

THREE ARCH PARTNERS IV, L.P.

By:	Three Arch Management IV, L.L.C.

Its:	General Partner

	By:	/s/ Wilfred E. Jaeger
	Name:	Wilfred E. Jaeger
	Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P.

By:	Three Arch Management IV, L.L.C.

Its:	General Partner

	By:	/s/ Wilfred E. Jaeger
	Name:	Wilfred E. Jaeger
	Title:	Managing Member

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

MPM BIOVENTURES IV-QP, L.P.

By: MPM BIOVENTURES IV GP LLC, its General Partner

By: MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG

By: MPM BIOVENTURES IV GP LLC, in its capacity as the Managing Limited Partner

By: MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC

By: MPM BIOVENTURES IV LLC, its Manager

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

AMV PARTNERS II, L.P.

By: Accuitive Medical Ventures II, LLC

Its: General Partner

By:	/s/ Gordon T. Wyatt
Name:	Gordon T. Wyatt
Title:	Managing Member/CFO

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

COVIDIEN GROUP S.A.R.L.

By:	/s/ Michelangelo F. Stefani
Name:	Michelangelo F. Stefani
Title:	General Manager

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NEA VENTURES 2013, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice-President

NEW ENTERPRISE ASSOCIATES 14, L.P.
By: NEA Partners 14, L.P.
By: NEA 14 GP, LTD.
Its:

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

/s/ Andrew Galligan
ANDREW GALLIGAN

ANDRE WALKER

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

/s/ Michael DeMane
MICHAEL DEMANE

THE MICHAEL F. DEMANE 2012 RETAINED ANNUITY TRUST U/A/D JULY 26, 2012

By:	/s/ Michael DeMane
Name:	Michael DeMane
Title:	Trustee

THE MICHAEL F. DEMANE 2013 RETAINED ANNUITY TRUST

	By:	/s/ Michael DeMane
	Name:	Michael DeMane
	Title:	Trustee

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT